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                                                                    EXHIBIT 10.3



                    FIRST AMENDMENT TO AMENDED AND EXTENDED
                              EMPLOYMENT AGREEMENT

This Amendment amends that certain Amended and Extended Employment Agreement (the "Agreement") dated as of June 25, 1996 effective as of March 1, 1996, between InterVoice, Inc., a Texas corporation with its principal executive offices at 17811 Waterview Parkway, Dallas, Texas 75252 (the "Company"), and Daniel D. Hammond (the "Employee").

1. The first four lines of the definition for "Applicable EPS Bonus Percentage" are amended in their entirety to read as follows:

                 "Applicable EPS Bonus Percentage" means, with respect to the applicable fiscal year, the percentage set forth in the right-hand column below as determined with reference to the increase or decrease in the Company's earnings per share between such fiscal year and the greater of $1.05 or the earnings per share for the immediately preceding fiscal year:

2. The first four lines of the definition for "Applicable Revenue Bonus Percentage" are amended in their entirety to read as follows:

                 "Applicable Revenue Bonus Percentage" means, with respect to the applicable fiscal year, the percentage set forth in the right-hand column below as determined with reference to the increase or decrease in the Company's total revenues between such fiscal year and the greater of $97,103,054 or the total revenues for the immediately preceding fiscal year:

The Agreement, as amended hereby, is hereby ratified, confirmed and approved.

IN WITNESS WHEREOF, the parties have executed this Amendment as of June 25, 1996, effective for all purposes as of March 1, 1996.

                                      InterVoice, Inc.


                                      By: /s/ MICHAEL W. BARKER
                                          --------------------------------------
                                      Name: Michael W. Barker
                                            ------------------------------------
                                      Title: President & Chief Operating Officer
                                             -----------------------------------


                                      /s/ DANIEL D. HAMMOND
                                      ------------------------------------------
                                      Daniel D. Hammond